IDS Life
Variable
Annuity
Fund A

      Invests in a wide range of securities with the objective of long-term capital appreciation for contract owners.

      1998 SEMIANNUAL REPORT

      American Express Financial Advisors

      Managed by IDS Life Insurance Company

      IDS Life Variable Annuity Fund A

      Message from the executive vice president


      If you're an experienced investor, you know that the past few years have been unusually strong for the U.S. stock market. Perhaps just as important, history shows that bull markets don't last forever. Though they're often unpredictable, declines -- whether they're brief or long-lasting, moderate or substantial -- are always a possibility. We saw evidence of that last October, when declines in Asian markets spawned a sharp drop in several financial markets worldwide, including the U.S.

      The potential for such volatility reinforces the need for investors to periodically review their long-term financial goals and examine whether their investment program remains on track to achieving them. Your quarterly investment statements are one part of that monitoring process. The other is a meeting with your American Express financial advisor. That becomes even more important if there's a major change in your financial situation or in the financial markets.





      Pamela J. Moret
     (picture of) Pamela J. Moret
      Executive Vice President, Variable Assets
      IDS Life Insurance Company

      Semiannual Report

      IDS Life Variable Annuity Fund A


      From your portfolio manager: A perspective

      A generally positive environment for U.S. stocks provided the foundation for a double-digit gain by the Fund during the first half of the fiscal year -- January, through June, 1998.

      On June 31, 1998, the accumulation unit value of IDS Life Variable Fund A was $23.89, compared with $20.91 at the beginning of the year. The increase represented a gain of 14.25% for the six months. (If you purchased additional accumulation units during the period, your return would have been affected by the sales and administrative charges, as described in the Fund's prospectus.)

      The period began on an uncertain note, as investors continued to sort out the potential impact of the financial crisis that first hit Asian markets last fall. By February, they evidently had decided that the U.S. market would weather the storm relatively well, and, with support from ongoing reports of subdued inflation and a growing economy, they sent stocks soaring into the spring. At that point, the rally petered out, as concerns about the possibility of weaker corporate profits and higher interest rates held stocks back over the final two months of the period.

      Working in the Fund's favor was the ongoing strength of large-capitalization growth stocks -- the core of its investment portfolio. Within that broad category, the Fund's largest area of investment was in technology-related stocks, which were highly volatile but, on the whole, productive. Consumer-related stocks, including those of healthcare companies and retail chains, constituted another substantial investment and proved to be comparatively consistent, positive performers. Financial services stocks also provided very good results for the period, thanks to declining interest rates.

      As is the norm for this Fund, there was little portfolio turnover during the six months -- a reflection of my buy-and-hold management style. Also, I maintained only a small amount of cash reserves, preferring instead to keep the great majority of assets working in stocks. While this low-cash strategy makes the Fund's value more volatile, I believe it benefits performance over the long term. That was clearly the case during the past period.

      Looking to the rest of the fiscal year, the investment environment hasn't changed markedly from last January; the economy continues to grow, inflation remains subdued and long-term interest rates have yet to experience a meaningful increase. The ultimate impact of the Asian financial crisis, however, is a new ingredient in the mix, and it may well keep the stock market off balance at times.

      In any event, I plan to maintain my investment emphasis on stocks of well-managed, high-quality companies with dominant positions in their respective markets. I believe they will fare best in what could continue to be a volatile period for stocks.





      Mitzi Malevich
     (picture of) Mitzi Malevich
      Mitzi Malevich
      Portfolio Manager

      IDS Life Variable Annuity Fund A

      The Fund's ten largest holdings


                                        Percent             Value
                                      of Fund's             as of
                                     net assets     June 30, 1998
Tellabs                                    5.11%    $  21,487,500

Coca-Cola                                  4.05        17,031,600

Cisco Systems                              3.94        16,571,250

Microsoft                                  3.61        15,172,500

Merrill Lynch & Co                         3.51        14,760,000

WorldCom                                   3.46        14,531,250

Washington Mutual                          3.41        14,334,375

Travelers Group                            3.24        13,640,625

HEALTHSOUTH Rehabilitation                 3.10        13,055,525

Pfizer                                     3.10        13,042,500


      For further detail about these holdings, please refer to the section entitled "Investments in securities" herein.


      (icon of) pie chart

      The ten holdings listed here make up 36.53% of the Fund's net assets



      IDS Life Variable Annuity Fund A

Statement of assets, liabilities and contract owners' equity                                 June 30, 1998



Assets

                                                                                          (Unaudited)
Investments in securities, at value (Note 1)
  (identified cost, $225,719,345)...........................................................  $421,311,135
Cash in bank on demand deposit..............................................................        69,277
Dividends and interest receivable...........................................................       201,290
Receivable from IDS Life Insurance Company for contract purchase payments...................     5,823,722
                                                                                                 ---------

Total assets................................................................................  $427,405,424
                                                                                              ============




Liabilities

Payable for contract terminations...........................................................     5,878,664
Payable for investment securities purchased.................................................     1,004,236
Payable to IDS Life Insurance Company for:
Mortality and expense assurance fee.........................................................         5,045
Investment management fee...................................................................        11,127
                                                                                                    ------

Total liabilities...........................................................................     6,899,072
                                                                                                 =========




Contract owners' equity

Contracts in accumulation period-- 17,310,294 units at $23.89 per unit (Note 5).............  $413,621,164
Contracts in payment period.................................................................     6,885,188
                                                                                                 ---------
Total contract owners' equity...............................................................   420,506,352
                                                                                               -----------

Total liabilities and contract owners' equity...............................................  $427,405,424
                                                                                              ============



      See accompanying notes to financial statements.




Statement of operations                                                    Six months ended June 30, 1998



Investment income (loss) -- net
                                                                                          (Unaudited)
Income:
Dividends...................................................................................  $  1,156,204
Interest....................................................................................       389,031
                                                                                                   -------
Total income................................................................................     1,545,235
                                                                                                 =========
Expenses:
Mortality and expense assurance fee (Note 2)................................................     2,005,477
Investment management fee (Note 3)..........................................................       802,234
                                                                                                   -------
Total expenses..............................................................................     2,807,711
                                                                                                 ---------
Investment income (loss)-- net..............................................................    (1,262,476)
                                                                                                ==========




Realized and unrealized gain (loss) -- net
Net realized gain (loss) on investments.....................................................    28,664,990
Net change in unrealized appreciation (depreciation) on investments.........................    26,177,188
                                                                                                ----------
Net gain (loss) on investments..............................................................    54,842,178
                                                                                                ----------
Net increase (decrease) in contract owners' equity from operations..........................   $53,579,702
                                                                                               ===========


      See accompanying notes to financial statements.






      IDS LIFE VARIABLE ANNUITY FUND A


Statements of changes in contract owners' equity

                                                                         Six months ended      Year ended
Operations                                                                  June 30, 1998   Dec. 31, 1997

                                                                            (Unaudited)
Investment income (loss)-- net......................................       $(1,262,476)       $(2,268,845)
Net realized gain (loss) on investments.............................        28,664,990         45,417,991
Net change in unrealized appreciation (depreciation) on investments.        26,177,188         29,771,785
                                                                            ----------         ----------

Net increase (decrease) in contract owners' equity from operations..        53,579,702         72,920,931
                                                                            ==========         ==========





Contract transactions

Net contract purchase payments (Note 2).............................           895,108          1,936,783
Repayment of temporary withdrawals..................................            19,454             15,682
Net transfers from (to) fixed annuities.............................          (388,064)          (539,306)
Actuarial adjustment for mortality assurance on annuities
  in payment period (Note 2)........................................                --            (60,462)
Contract termination payments and temporary withdrawals.............       (12,726,400)       (21,690,813)
Annuity payments....................................................          (426,373)          (808,071)
                                                                              --------           --------

Net increase (decrease) from contract transactions..................       (12,626,275)       (21,146,187)
                                                                           -----------        -----------

Net increase (decrease) in contract owners' equity..................        40,953,427         51,774,744
                                                                            ==========         ==========




Contract owners' equity at beginning of period......................       379,552,925        327,778,181
                                                                           ===========        ===========



Contract owners' equity at end of period............................      $420,506,352       $379,552,925
                                                                          ============       ============


      See accompanying notes to financial statements.





      IDS Life Variable Annuity Fund A


      Notes to financial statements (Unaudited)


1. Organization and summary of significant accounting policies



      IDS Life Variable Annuity Fund A (the Fund) is organized as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's assets are held for the exclusive benefit of its variable annuity contract owners and are not chargeable with any liabilities arising from the other business activities of IDS Life. The significant accounting policies followed by the Fund are summarized as follows:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Investments in securities

      Securities traded on national securities exchanges are valued at the last quoted sales price on the principal exchange on which traded. Securities traded in the over-the-counter market are valued at the mean of the last quoted bid and asked price. Short-term securities that mature in 60 days or less are valued at amortized cost. Those maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Short-term securities originally purchased with maturities of more than 60 days but which currently mature in 60 days or less are valued on an amortized cost basis using the market value or approximate market value on the 61st day before maturity. Bonds and other securities are valued at fair value as determined by the Board of Managers when market quotations are not readily available. Determination of fair value involves, among other things, references to market indexes, matrices and data from independent brokers.

      Security transactions are accounted for on the date the securities are purchased and sold. Dividend income is recorded on the ex-dividend date.

      Option contracts

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      During the six months ended June 30, 1998, the Fund did not buy or sell any put or call options or write any covered call or put options. There were no option contracts outstanding at June 30, 1998.

      Futures contracts

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with the changes in the value of the underlying securities.


      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      During the six months ended June 30, 1998, the Fund did not buy or sell stock index futures contracts and related options. There were no stock index futures contracts outstanding at June 30, 1998.

      Foreign currency translations and
      foreign currency contracts

      Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the rate of exchange on the transaction date. It is not practicable to identify that portion of realized and unrealized gain or loss arising from changes in the exchange rates from the portion arising from changes in the market value of investments.

      The Fund may also enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

      There were no forward foreign currency exchange contracts outstanding at June 30, 1998.

      Federal income taxes

      IDS Life is taxed as a life insurance company. The Fund is treated as part of IDS Life for federal income tax purposes. Under current federal income tax law, no taxes are payable with respect to any income of the Fund.



2. Mortality and expense assurance fee and sales charges


      IDS Life makes contractual assurances to the Fund that possible future adverse changes in administrative expenses and mortality experience of the annuitants and beneficiaries will not affect the Fund. The mortality and expense assurance fee paid to IDS Life is computed daily and is equal on an annual basis to 1 percent of the average daily net assets of the Fund.

      Charges by IDS Life for its sales and administrative services applicable to the variable annuity contracts amounted to $37,737 for the six months ended June 30, 1998, and $80,608 for the year ended Dec. 31, 1997. Such charges are not an expense of the Fund. They are deducted from contract purchase payments and are not included in the net contract purchase payments to the Fund.



3. Investment management agreement


      The Fund has an Investment Management Agreement with IDS Life. For its services, IDS Life is paid a fee based on the aggregate average daily net assets of the Fund. The investment management fee paid to IDS Life is computed daily and is equal on an annual basis to 0.4 percent of the average daily net assets of the Fund.

      In addition to paying its own management fee, the Fund also pays all brokerage commissions and charges in the purchase and sale of assets. Brokerage charges are paid to IDS Life for reimbursement of charges incurred in the purchase and sale of foreign securities.



4. Security transactions and basis for determining realized gain and loss


      Cost of purchases and proceeds from sales of securities, (other than short-term obligations) aggregated $41,529,654 and $58,436,355 for the six months ended June 30, 1998. Net realized gain on investments has been determined on the basis of identified costs.



5. Accumulation units


      The changes in number of outstanding units applicable to contracts in the accumulation period were as follows:



                                                  Six months ended   Year ended
                                                     June 30, 1998  Dec.31,1997

Units outstanding at beginning of period.............   17,871,071   18,939,349
Additions for contract purchase payments and repayments     40,916       97,242
Net transfers from (to) fixed annuities..............      (19,174)     (31,919)
Deductions for contract terminations and withdrawals.     (582,519)  (1,133,601)
                                                          --------   ----------

Units outstanding at end of period...................   17,310,294   17,871,071
                                                        ==========   ==========



6. Financial highlights


      The  table  below  shows  certain  important  financial   information  for
      evaluating the Fund's results.


                                                Fiscal year ended Dec. 31,

                                                     1998a     1997      1996      1995       1994        1993


Accumulation unit value at beginning of period      $20.91   $17.04    $13.93    $10.27     $10.70      $ 9.77

Income from investment operations:
Net investment income (loss)........                  (.13)    (.12)     (.07)     (.02)       .03        (.02)
Net gains (losses) on securities, both realized
and unrealized......................                  3.11     3.99      3.18      3.68       (.46)       0.95

Total from investment operations....                  2.98     3.87      3.11      3.66       (.43)       0.93

Accumulation unit value at end of period            $23.89   $20.91    $17.04    $13.93     $10.27      $10.70

Total returnb.......................                 14.25%   22.71%    22.33%    35.64%     (4.01%)      9.50%
Ratios/supplemental data
Total contract owner's equity at end of period
(000 omitted).......................              $420,506 $379,553  $327,778  $284,407   $223,317    $241,623
Ratio of operating expenses to average net assets   1.40%c    1.40%     1.40%     1.40%      1.40%       1.40%
Ratio of net investment income (loss) to average
net assets..........................               (.63%)c   (.62%)    (.43%)    (.19%)       .27%       (.17%)
Portfolio turnover rate.............                 11%       33%       13%       46%         63%         64%
Average brokerage commission rated..              $.0509    $.0502   $.0550        --          --          --



a Six months ended June 30, 1998 (Unaudited).

b Total return does not reflect payment of a sales charge.

c Adjusted to an annual basis.

d Effective fiscal year 1996, the Fund is required to disclose an average brokerage commission rate per share for security trades on which commissions are charged. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.


      The foregoing table pertains to accumulation units only. There are two kinds of units. As long as contract holders are paying into the Fund they are called "accumulation" units. When contract owners begin to receive the annuity, they change to "annuity" units.

      The value of an annuity unit (assuming a 3.5 percent investment rate) was $8.49 as of June 30, 1998, $7.55 as of Dec. 31, 1997, $6.37 as of Dec. 31,
      1996,  $5.39 as of Dec. 31, 1995,  $4.11 as of Dec. 31, 1994, and $4.44 as
      of Dec. 31, 1993. The value of an annuity unit (assuming a 5 percent investment rate) was $5.48 as of June 30, 1998, $4.92 as of Dec. 31, 1997,
      $4.21 as of Dec. 31, 1996, $3.61 as of Dec. 31, 1995, $2.80 as of Dec. 31,
      1994, and $3.06 as of Dec. 31, 1993.


      IDS Life Variable Annuity Fund A


      Investments in securities, June 30, 1998 (Unaudited)


  (Percentages represent value of investments compared to net assets)

Common stocks (95.7%)

Issuer                         Shares     Value(a)

Aerospace & defense (1.3%)
Boeing                        120,000  $5,347,500

Airlines (1.2%)
Northwest Airlines Cl A      75,000(b)  2,892,187
UAL                          30,000(b)  2,340,000
Total                                   5,232,187

Banks and savings & loans (4.5%)
BankBoston                     80,000   4,450,000
Washington Mutual             330,000  14,334,375
Total                                  18,784,375

Beverages & tobacco (4.1%)
Coca-Cola                     199,200  17,031,600

Chemicals (2.3%)
USA Waste Services          200,000(b)  9,875,000

Communications equipment & services (6.9%)
Andrew Corp                 263,300(b)  4,755,856
MasTec                      120,000(b)  2,865,000
Tellabs                     300,000(b) 21,487,500
Total                                  29,108,356

Computers & office equipment (16.1%)
Cisco Systems               180,000(b) 16,571,250
Compaq Computer               300,000   8,512,500
Computer Associates Intl       75,000   4,167,188
EMC                         100,000(b)  4,481,250
Hewlett-Packard               100,000   5,987,500
Intl Business Machines         50,000   5,740,625
Microsoft                   140,000(b) 15,172,500
PeopleSoft                   50,000(b)  2,350,000
Solectron                    40,000(b)  1,682,500
Visio                        61,800(b)  2,950,950
Total                                  67,616,263

Electronics (4.5%)
Applied Materials           195,600(b)  5,770,200
Intel                         120,000   8,895,000
Maxim Integrated Products   140,000(b)  4,436,250
Total                                  19,101,450

Energy (2.0%)
Anadarko Petroleum            125,000   8,398,438

Energy equipment & services (1.7%)
Halliburton                   160,000   7,130,000

Financial services (14.9%)
Associates First Capital Cl A 100,000   7,687,500
Franklin Resources            200,000  10,800,000
Household Intl                240,000  11,940,000
Merrill Lynch & Co            160,000  14,760,000
Providian Financial            51,300   4,030,256
Travelers Group               225,000  13,640,625
Total                                  62,858,381



Foreign (7.2%)(c)
Ericsson (LM) ADR Cl B        300,000  $8,587,500
Schlumberger                  150,000  10,246,875
Tyco Intl                     180,000  11,340,000
Total                                  30,174,375

Health care (9.1%)
Boston Scientific            50,000(b)  3,581,250
Guidant                       150,000  10,696,875
Johnson & Johnson              30,000   2,212,500
Medtronic                      70,000   4,462,500
Pfizer                        120,000  13,042,500
Warner-Lambert                 60,000   4,162,500
Total                                  38,158,125

Health care services (6.5%)
First Health Group          300,000(b)  8,550,000
HEALTHSOUTH Rehabilitation  489,200(b) 13,055,525
Service Corp Intl             130,000   5,573,750
Total                                  27,179,275

Household products (1.6%)
ServiceMaster                 176,700   6,725,644

Industrial equipment & services (4.2%)
Caterpillar                   160,000   8,460,000
Deere & Co                    171,000   9,041,625
Total                                  17,501,625

Leisure time & entertainment (2.1%)
Mattel                        212,500   8,991,406

Textiles & apparel (1.0%)
Nike Cl B                      90,000   4,381,875

Utilities -- telephone (4.5%)
Sprint                         60,000   4,230,000
WorldCom                    300,000(b) 14,531,250
Total                                  18,761,250

Total common stocks
(Cost: $206,817,062)                  $402,357,125





Bond (0.1%)

Issuer           Annualized     Amount   Value(a)
                  yield on  payable at
                   date of    maturity
                  purchase

U.S. Treasury
   05-15-16          7.25%    $250,000   $292,750

Total bond
(Cost: $241,023)                         $292,750


Short-term securities (4.4%)

Issuer           Annualized     Amount   Value(a)
                  yield on  payable at
                   date of    maturity
                  purchase

U.S. government agencies (2.6%)
Federal Home Loan Mtge Corp Disc Nts
   07-06-98          5.45%  $3,000,000 $2,997,737
   07-24-98           5.47   3,200,000  3,188,858
   07-27-98           5.49   1,800,000  1,792,889
Federal Natl Mtge Assn Disc Nt
   07-17-98           5.48   3,000,000  2,992,715
Total                                  10,972,199

Commercial paper (1.8%)
Becton Dickinson
   07-15-98           5.65   1,000,000    997,807
Commerzbank U.S. Finance
   07-10-98           5.65   1,000,000    998,587
Consolidated Natural Gas
   07-09-98           5.53   1,100,000  1,098,653
Delaware Funding
   07-15-98           5.58  1,100,000(d)1,097,622
Fleet Funding
   07-16-98           5.56  1,100,000(d)1,097,465
GTE Funding
  07-09-98            5.54     800,000    799,019
Morgan Stanley, Dean Witter, Discover & Co
   07-01-98           6.25   1,000,000  1,000,000
Paccar Financial
   07-02-98           5.54     600,000    599,908
Total                                   7,689,061

Total short-term securities
(Cost: $18,661,260)                   $18,661,260

Total investments in securities
(Cost: $225,719,345)(e)              $421,311,135





      Notes to investments in securities


(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Non-income producing.
(c) Foreign security values are stated in U.S. dollars.
(d)Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other accredited investors. This security has been determined to be liquid under guidelines established by the board.
(e)At June 30, 1998, the cost of securities for federal income tax purposes was approximately $225,719,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.............$202,209,000
   Unrealized depreciation.............(6,617,000)

   Net unrealized appreciation.........$195,592,000



      See accompanying notes to investments in securities.

      IDS Life Variable Annuity Fund A

Managers and officers


Board of Managers

Richard W. Kling
president, IDSLife Insurance Company

Edward Landes
retired, former development consultant

Carl N. Platou
president emeritus, Fairview Hospital
and Healthcare Services

Gordon H. Ritz
president, Con Rad Broadcasting Corp.



Principal officers

Richard W. Kling
chairman of the board and president

Lorraine R. Hart
vice president, investments

Jeffrey S. Horton
vice president and treasurer

Timothy S. Meehan
secretary

William A. Stoltzmann
general counsel and assistant secretary

Philip C. Wentzel
controller

      IDS Life Variable Annuity Fund A


Additional information


      The investment objective of IDSLife Variable Annuity Fund A is to invest in securities that offer opportunities for long-term capital appreciation consistent with accumulating Fund value and providing annuity payments under variable annuity contracts issued by IDSLife.

      There is a sales and administrative charge to the contract owner included in the purchase payment.

      This report is for the information of contract owners of IDSLife Variable Annuity Fund A, but it may be used as sales literature when preceded or accompanied by the current prospectus. For details and other material information, see the current prospectus.

Issuer and investment manager:
IDSLife Insurance Company,
Minneapolis, Minn.

Custodian:
American Express Trust Company
Minneapolis, Minn.

Sub-custodian:
U.S. Bank National Association
St. Paul, Minn.

IDS Life
Variable
Annuity
Fund A

1998 SEMIANNUAL REPORT

American Express Financial Advisors



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                                            U.S. POSTAGE
                                                PAID
                                            PERMIT NO. 85
                                             SPENCER, IA

IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN 55440-0010

                                                             S-6445 M (8/98)